Exhibit 99.1

FINANCIAL INFORMATION

The Financial Statements of the Company filed with this report were prepared by management and commence on the following page, together with related Notes. In the opinion of management, the statements fairly present the financial condition of the Company.

Ludvik Capital, Inc
As of September 30, 2008

ASSETS

ASSETS

Cash and Cash Equivalents	$3,254

Investments at Fair Value
Control Investments at cost	11,884,077
Non Control Investments at market	760,450

TOTAL ASSETS	$12,647,731

LIABILITIES and STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts Payable	$17,193

TOTAL LIABILITIES	$17,193

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value; 100,000,000 shares
Authorized and 40,000,000 shares issued;

Opening Balance Equity	$9,178,769
Additional paid in capital	$3,451,769

TOTAL STOCKHOLDERS' EQUITY	$12,630,538

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,647,731

Net Asset Value per share	$0.32

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Period ended September 30,2008
(Unaudited)

STATEMENT OF OPERATIONS

OPERATING INCOME

Fee Income	$169,050
Dividend Income	17,857

Total Income	$186,907

OPERATING EXPENSES

Administration	$19,755
Incentive Compensation	37,381
Consulting	45,000
Management Fee	94,729
Legal	6,000

Total Expenses	202,865

Operating Profit (Loss)	(15,958)

Tax Benefit(Expense)

Deferred Tax Credit	$(11,526,091)
Current Tax Benefit(Expense)	(15,958)

Total Tax Benefit	$(11,542,049)

Nett Realized Gains on Investment	$17,857
Nett Unrealized Gains on Investment	992,380

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Period Ended September 30,2008

STATEMENT OF CASH FLOW

2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) for the year to date	$(15,958)
Adjustments to reconcile net income (loss)
to net cash provided by (used in) operating
Changes in operation assets and liabilities
Management / Incentive Compensation	(123,612)
Payables	(17,193)

Net cash from(used in) financing activities	(156,763)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds of Equity Investments	17,857

Net cash from (used in) financing activities	17,857

NET INCREASE (DECREASE) IN CASH	(138,906)

CASH BEGINNING OF YEAR	142,160

CASH END OF PERIOD	$3,254

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Notes To Financial Statements
As of September 30, 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization and Business Operations

Ludvik Capital, Inc as the successor company by merger to Patriot Advisors, Inc, and Templar Corporation("the Company") was incorporated in the State of Delaware on October 20,2006 to serve as a vehicle to effect the Agreement and Plan of Merger in United States Bankruptcy Court in the District of Maine in Case No.04-20328.

On November 8, 2006, the Company began business operations, and all activity prior to that date relates to the Company's formation and implementation of the Agreement and Plan of merger. On February 7, 2007 the plan was approved by the court.

B. Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles in the United States. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures in these financial statements are adequate and not misleading.

In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial position as of September 30, 2008 and is not necessarily indicative of the results for any future period.

C. Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D. Investments at Fair Value

The Investments at Fair Value consist of the following:

Control Investments at Cost

ACRE/Real Estate	$2,521,705
Avenger Boats	$1,020,794
Family Support Payment Corporation	$676,597
Patriot Advisors Inc	$7,664,981

Total:	$11,884,077

Non Control Investments at Market

Island Residences Club, Inc	$750,000
750,000 common shares @ $1.00
RotateBlack, Inc	$10,450
20,900 common shares @ $0.50
Total:	$760,450

The Investments consist of the cost basis for the investments in real estate, ACRE, Avenger Boats, Child Support Payment Corporation and Patriot Growth Fund, LP. The Investments at Fair Value also include the holdings of Patriot Advisors, Inc and Templar Corporation as they specifically relate to loans to Unitech Industries, Inc, holdings in Prepaid Systems Inc and investment in the Patriot Growth Fund.

E. Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The company has $11,526,091 in tax loss carry forwards consisting of a tax loss carry forward of:
(i)	$8,426,091 on the Cybersentry investment,
(ii)	$2,000,000 on the Prepaid Systems, Inc investment,
(iii)	$600,000 on the Unitech Industries, Inc investment and
(iv)	$500,000 on the Patriot Growth Fund Partnership interest.

NOTE 2. STOCKHOLDERS' EQUITY

A. Preferred Stock

The Company is not authorized to issue shares of preferred stock.

B. Common Stock
The Company is authorized to issue 100,000,000 shares of common stock at $0.001 par value.
C. Warrant and Options

There are no warrants or options outstanding to issue any additional shares of common stock.

D. Subsequent Events

Not applicable

NOTE 3. Management's Discussion and Analysis - Plan of Operation.

The following discussion should be read in conjunction with the information contained in the financial statements of the Company and the Notes thereto appearing elsewhere herein.

Results of Operations - As of September 30, 2008

The operations of Ludvik Capital, Inc (“LCI”) will include making investments in public and private companies. LCI will provide long-term equity and debt investment capital to fund growth, acquisitions and recapitalization of small and middle-market companies in a variety of industries primarily located in the U.S. LCI will make active or passive investments in common and preferred stock and warrants or rights to acquire equity interests; in addition to senior and subordinated loans; or convertible securities. Ludvik Capital will serve as a lead investor for transactions, as well as a co-investor in companies along with other private equity sponsors.

The Company has $3,254 in cash and cash equivalents as of September 30, 2008 and investments of $12,644,477.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding seeking business opportunities, payment of operating expenses, and the like, and are subject to certain risks, uncertainties and assumptions which could cause actual results to differ materially from projections or estimates contained herein. Factors which could cause actual results to differ materially include, among others, unanticipated delays or difficulties in location of a suitable business acquisition candidate, unanticipated or unexpected costs and expenses, competition and changes in market conditions,lack of adequate management personnel and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

NOTE 4. Controls and Procedures.

The Company maintains a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report, as well as to safeguard assets from unauthorized use or disposition. As of September 30, 2008, the Company's Chief Executive Officer and principal financial officer has evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation, the Company's Chief Executive Officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

PART II -- OTHER INFORMATION

Item 1. Legal Proceedings.

The company may become involved in legal proceedings in the normal course of business. The Company is unaware of any legal proceedings against it that would materially affect its operations.

Item 2. Changes in Securities.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 5. Other Information.

Not applicable.

Item 6. Exhibits and Reports

None

SIGNATURES

The company caused this financial report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ludvik Capital, Inc
(Company)

By: /s/ Frank J Kristan
Name: Frank J. Kristan
Title: President

Dated: October 1, 2008.